[EATON VANCE LOGO]

EV
TRADITIONAL
EMERGING
GROWTH
FUND

Eaton Vance
Global Management-Global Distribution

Annual Report December 31, 1998


EV Traditional Emerging Growth Fund as of December 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "JAMES B, HAWKES, PRESIDENT"]

EV Traditional Emerging Growth Fund had a total return of 15.2% during the year ended December 31, 1998. That return was the result of an increase in net asset value per share (NAV) from $10.83 on December 31, 1997 to $12.44 on December 31, 1998, and the reinvestment of $0.03 in dividends.1

The Fund's performance compared favorably with the S&P 600 SmallCap Index -- a widely recognized, unmanaged index of small capitalization stocks -- which had a total return of -1.3% for the same period.2

Regional economic woes
and global credit concerns led to
unusual market volatility...

In 1998, a number of factors contributed to extraordinary stock market volatility. Following an impressive rally in the first four months of the year, the market encountered increasing turbulence in the summer and fall that erased the year's previous gains. While many large-cap companies reported lackluster earnings, currency crises in Asia and Brazil hampered emerging economies.

Fortunately, as it has so often in recent years, a vigilant Federal Reserve once again came to the rescue. Sensing the possibility of a global credit crunch, the Fed lowered interest rates on three occasions in the fall, boosting investor confidence. By year-end, the market had once again moved sharply higher.

The Fund continues to find
promising opportunities in
smaller growth companies...

Stock market volatility is understandably troubling to investors. However, we believe that market corrections are a healthy part of the investment cycle and can present excellent opportunities. In uncertain economic times, large, multi-national companies may suffer from a global slowdown. Smaller companies, on the other hand, are often able to generate strong revenue growth in their niche markets. EV Traditional Emerging Growth Fund continues to focus on those opportunities. In the following pages, portfolio manager Edward Smiley discusses the past 12 months and offers his outlook for emerging growth companies in the year ahead.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes
President
February 9, 1999


--------------------------------------------------------------
Fund Information
as of December 31, 1998

Performance3
--------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------
One year                                                 15.2%
Life of Fund (1/2/97)                                    17.2

SEC Average Annual Total Return
--------------------------------------------------------------
One year                                                  8.6%
Life of Fund (1/2/97)                                    13.8


Ten Largest Holdings4
--------------------------------------------------------------
Central Newspapers, Inc. Class A                          1.9%
Vitesse Semiconductor Corp.                               1.9
Bed Bath & Beyond, Inc.                                   1.9
Express Scripts, Inc. Class A                             1.8
Acxiom Corp.                                              1.7
Centura Banks, Inc.                                       1.6
Converse Technology, Inc.                                 1.5
Outdoor Systems, Inc.                                     1.5
Documentum, Inc.                                          1.5
Papa John's International, Inc.                           1.4

1 This return does not include the Fund's maximum 5.75% sales charge.
2 It is not possible to invest directly in an Index.
3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual return reflects the Fund's maximum 5.75% sales charge.
4 Because the Fund is actively managed, regional and industry weightings are subject to change. Ten largest holdings represent 16.7% of the Fund's investments.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



EV Traditional Emerging Growth Fund as of December 31, 1998

MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "EDWARD E. (JACK) SMILEY, JR., PORTFOLIO MANAGER"]

An interview with
Edward E. (Jack) Smiley, Jr.
portfolio manager of
EV Traditional
Emerging Growth Fund.

Q: Jack, what effect has the market turbulence of the past year had on smaller-cap stocks?

A: The market has indeed been volatile in the past year, and that has had a dramatic effect on valuations within the small-cap universe. The price-earnings multiples of small-cap stocks relative to large-cap stocks were the cheapest they have been in more than a decade. The discrepancy is largely the result of a tidal wave of cash into index funds, which boosted large-cap stocks while largely neglecting smaller stocks. That suggests much more value in the small-cap segment of the market and has created the opportunities we are seeing today.

Q: There are increasing signs of a slowing global economy. How might that affect smaller stocks?

A: There has historically been little correlation between overall economic growth and small stock performance. Far more important is the direction of interest rates, which have tended to decline in a weaker economy.
Typically, periods of declining interest rates have provided a very favorable environment for smaller stocks. Not surprisingly, the Federal Reserve's decision to lower interest rates three times was greeted enthusiastically by investors in the small-cap universe.

Moreover, this type of company has tended to operate independent of the overall economy. For example, a software or technology company in a fast-growth phase may continue to prosper in a recession through innovation or product breakthroughs. On the other hand, cyclical sectors such as autos, chemicals, and papers -- areas we do not emphasize in the Fund -- may be negatively impacted by an economic downturn.

Q: Technology continued to play a large role in the Fund. What companies have you found attractive in that sector?

A: Technology has continued to be a mainstay of the Fund. Technology companies are producing the software, information technology, and database management tools that enable companies to improve their productivity, widen profit margins, and increase earnings.

Among software manufacturers, Veritas Software Corp. produces enterprise data storage software, which enables companies to prevent data loss and file corruption as well as to back up data. Elsewhere, Sapient Software Corp. manufactures software that provides information technology solutions. The company has been working on products tied to Internet commerce. In information services, IDX Systems Corp. develops office management systems for managed care facilities and large medical practices. Medical Manager Corp. produces similar office software for smaller-scale medical practices.


Five Largest Industry Weightings1
--------------------------------------------------------------

Health Services                                          14.4%

Business Products & Services                             12.7%

Information Services                                      9.8%

Semiconductors                                            8.4%

Computer Software                                         7.8%

1 Because the Portfolio is actively managed, Industry Weightings are subject to change.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



EV Traditional Emerging Growth Fund as of December 31, 1998

MANAGEMENT DISCUSSION CONT'D

Elsewhere in technology, Micrel, Inc. is a leading manufacturer of advanced, high-performance electrical circuits used in computers and telecom equipment. Level One Communica-tions, Inc. produces switching components for telecom and network applications. These products are considered key building blocks in the future growth of the Internet.

Q: Health services represented another large commitment for the Fund. Where have you invested among health care companies?

A: The Fund had wide-ranging exposure to the medical products and health care services areas. Advances in medical research have created excellent opportunities in the drug, biotechnology, and medical device industries. At the same time, a rapidly aging population has improved the prospects for health care service providers.

In the drug and biotech areas, Sepracor, Inc. was a large Fund investment. The company develops improved chemical entities (ICEs), which are new versions of existing drugs, but without the sometimes-harmful side effects. Sepracor has obtained patents on more than 40 drugs and has reached licensing agreements with several major pharmaceutical companies.

Finally, in the health care delivery area, Renal Care Group, Inc. provides dialysis and ancillary treatments for patients with kidney disease. The company's earnings rose 70% in 1998 due to an increase in the number of procedures, improved cost controls, and an aggressive acquisition strategy. A medical device maker, MiniMed, Inc., develops metered dosing devices that provide diabetic patients a steady and more reliable medication flow.

Q: You mentioned that smaller companies often thrive on innovation. Could you give an example?

A: Yes. Abacus Direct Corp. is a good example of a company that has found its own niche through an innovative marketing effort. As most consumers know, the retailing industry today is increasingly competitive, with traditional store retailers competing with catalogs and, more recently, Internet-based retailers. The result is a much more fragmented retail market. Abacus Direct collects consumers' spending data and compiles that data into an extensive database that is sold to the retail sector. That service helps retailers more closely target their marketing efforts, thereby improving results while significantly reducing costs.

Catalina Marketing Corp. performs similar market research. The company provides grocery stores with valuable feedback on the buying habits of shoppers. Harte-Hanks Inc. maintains a sophisticated database that helps companies reach targeted customers and warehouses that data for advertisers.

Q:  Did you have any major holdings among consumer-related companies?

A: Yes. One of the Fund's largest holdings was Papa John's International, Inc. This pizza restaurant chain has expanded to 1,800 corporate-owned and franchised stores and continues to pursue an ambitious expansion program. The company has made quality and fresh ingredients a hallmark of its food products and has consistently been voted near the top in consumer pizza surveys.



EV Traditional Emerging Growth Fund as of December 31, 1998

MANAGEMENT DISCUSSION CONT'D

Q: Jack, looking ahead, what is your outlook for emerging growth stocks in the coming year?

A: The valuations of smaller stocks are certainly compelling at recent levels. As I indicated earlier, I'm encouraged by the Fed's recent decision to lower interest rates. Another positive is the rapid advances in the technology and medical areas, each well-represented in the Fund. These advances may have a more significant impact on smaller companies' revenues and earnings growth than on their large-cap counterparts.

It is worthwhile to remember that smaller stocks have historically outperformed most other asset classes over the long-term. We believe that it can be a sound investment strategy to devote a portion of one's assets to this segment of the market and to maintain a four-to-seven year outlook.

Finally, it's important to note that in a slowing economy, investors look for companies that are able to maintain relatively strong earnings momentum. This trait is characteristic of many companies in the small-cap, emerging company universe. Typically, they have their own product cycles, which are independent of the broad economic cycle, and may, therefore, represent opportunities at a time when the large-cap universe is in retreat. Given the two-year period of underperformance for this segment of the market, the group may well be poised for a recovery. I believe that EV Traditional Emerging Growth Fund is well-positioned to share in those emerging opportunities.


Comparison of Change in Value of a $10,000 Investment in EV Traditional Emerging Growth Fund vs.
the Standard & Poor's Small Cap 600 Index*
January 31, 1997 -- December 31, 1998

   Date      Fund/NAV    Fund/MOP       S&P
--------     --------    --------   -------
 1/31/97      $10,000      $9,427   $10,000
 2/28/97       $9,324      $8,789    $9,793
 3/31/97       $8,725      $8,226    $9,291
 4/30/97       $8,745      $8,244    $9,405
 5/31/97      $10,029      $9,455   $10,510
 6/30/97      $10,549      $9,945   $10,975
 7/31/97      $11,088     $10,453   $11,665
 8/31/97      $11,245     $10,601   $11,959
 9/30/97      $11,853     $11,174   $12,749
10/31/97      $11,412     $10,758   $12,198
11/30/97      $11,275     $10,628   $12,109
12/31/97      $11,692     $11,022   $12,354
 1/31/98      $11,573     $10,910   $12,113
 2/28/98      $12,490     $11,775   $13,217
 3/31/98      $13,063     $12,314   $13,722
 4/30/98      $13,289     $12,528   $13,802
 5/31/98      $12,404     $11,693   $13,071
 6/30/98      $13,052     $12,304   $13,108
 7/31/98      $12,318     $11,612   $12,106
 8/31/98       $9,997      $9,424    $9,770
 9/30/98      $10,806     $10,187   $10,368
10/31/98      $11,389     $10,737   $10,849
11/30/98      $12,188     $11,490   $11,459
12/31/98      $13,475     $12,703   $12,190


Performance**
---------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------
One year                                                  15.2%
Life of Fund (1/2/97)                                     17.2

SEC Average Annual Total Return
---------------------------------------------------------------
One year                                                   8.6%
Life of Fund (1/2/97)                                     13.8


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 1/2/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

  The chart compares the Fund's total return with that of the S&P 600 SmallCap Index, a broad-based, unmanaged market index of small-capitalization stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflects the maximum 5.75% sales charge. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.




EV Traditional Emerging Growth Fund as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Common Stocks -- 88.7%

Security                                             Shares             Value
-------------------------------------------------------------------------------
Advertising -- 2.5%
-------------------------------------------------------------------------------
Catalina Marketing Corp.*                                50            $  3,419
Outdoor Systems, Inc.*                                  187               5,610
-------------------------------------------------------------------------------
                                                                       $  9,029
-------------------------------------------------------------------------------

Banks -- Regional -- 2.5%
-------------------------------------------------------------------------------
City National Corp.*                                    100            $  4,163
Cullen Frost Bankers, Inc.                               50               2,744
North Fork Bankcorporation, Inc. N.Y.                   100               2,394
-------------------------------------------------------------------------------
                                                                       $  9,301
-------------------------------------------------------------------------------

Banks and Money Services -- 0.5%
-------------------------------------------------------------------------------
Bank United Corp. Class A                                50            $  1,962
-------------------------------------------------------------------------------

Broadcasting and Cable -- 0.7%
-------------------------------------------------------------------------------
Heftel Broadcasting Corp. Class A*                       50            $  2,462
-------------------------------------------------------------------------------

Business Products & Services -- 12.7%
-------------------------------------------------------------------------------
Abacus Direct Corp.*                                    100            $  4,550
CN Maximus, Inc.*                                       100               3,700
Boron Lepore & Associates*                               50               1,725
Cognex Corp.*                                           100               2,000
Concord EFS, Inc.*                                       50               2,119
Corrections Corporation of America*                     110               1,939
Dendrite International, Inc.*                            50               1,248
ETEC Systems Inc.*                                       50               2,000
Harte-Hanks, Inc.                                       100               2,850
Iron Mountain, Inc.*                                     50               1,803
On Assignment, Inc.*                                    100               3,450
Personal Group of America, Inc.*                        200               3,500
Public Storage, Inc.                                    150               4,059
Sanmina Corp.*                                           50               3,125
Sylvan Learning Systems, Inc.                            75               2,288
United Road Services, Inc.*                             200               3,675
Valassis Communications, Inc.*                           50               2,581
-------------------------------------------------------------------------------
                                                                       $ 46,612
-------------------------------------------------------------------------------

Communications Equipment -- 1.2%
-------------------------------------------------------------------------------
New Era of Networks*                                    100            $  4,400
-------------------------------------------------------------------------------

Communications Services -- 2.0%
-------------------------------------------------------------------------------
Comverse Technology, Inc.*                               80            $  5,680
McLeod USA Inc.*                                         50               1,562
-------------------------------------------------------------------------------
                                                                       $  7,242
-------------------------------------------------------------------------------

Computer Software -- 7.8%
-------------------------------------------------------------------------------
Aspect Development, Inc.*                               100            $  4,431
Documentum Inc.*                                        100               5,344
Health Management Associates*                           100               2,162
International Integration Inc.*                         100               1,700
ISS Group, Inc.*                                         50               2,750
Peregrine Systems Inc.*                                  50               2,319
Sapient Corp.*                                           50               2,800
Siebel System, Inc.*                                    100               3,394
Veritas Software Corp.*                                  62               3,716
-------------------------------------------------------------------------------
                                                                       $ 28,616
-------------------------------------------------------------------------------

Consumer Services -- 1.3%
-------------------------------------------------------------------------------
Strayer Education, Inc.                                 135            $  4,759
-------------------------------------------------------------------------------

Electronics -- Semiconductors -- 8.4%
-------------------------------------------------------------------------------
Applied Micro Circuits Corp.*                            50            $  1,698
Dallas Semiconductor Corp.                              100               4,075
Helix Technology Corp.                                  100               1,300
Level One Communications, Inc.*                          90               3,195
Microchip Technology Inc.*                               50               1,850
Novellus System, Inc.*                                   50               2,475
PMC Sierra, Inc.*                                        50               3,156
Sipex Corp.*                                            100               3,513
Synopsys, Inc.*                                          50               2,713
Vitesse Semiconductor Corp.*                            150               6,844
-------------------------------------------------------------------------------
                                                                       $ 30,819
-------------------------------------------------------------------------------

Entertainment -- 2.7%
-------------------------------------------------------------------------------
Cinar Films Inc. Class B*                               100            $  2,537
MGM Grand, Inc.*                                        115               3,119
Rio Hotel & Casino, Inc.*                               100               1,588
Speedway Motorsports*                                   100               2,850
-------------------------------------------------------------------------------
                                                                       $ 10,094
-------------------------------------------------------------------------------

Finance -- Miscellaneous -- 1.5%
-------------------------------------------------------------------------------
E Trade Group Inc.*                                      50            $  2,339
Enhance Financial Services Group, Inc.                  100               3,000
-------------------------------------------------------------------------------
                                                                       $  5,339
-------------------------------------------------------------------------------

Foods -- 1.0%
-------------------------------------------------------------------------------
Lance Inc.                                              179            $  3,569
-------------------------------------------------------------------------------

Health Services -- 14.4%
-------------------------------------------------------------------------------
Biomatrix Inc.*                                          50            $  2,912
Compdent Corp.*                                         150               1,556
Express Scripts, Inc. Class A*                          100               6,713
Haemonetics Corp. Mass.*                                100               2,275
Human Genome Sciences, Inc.*                             50               1,778
Medical Manager Corp.*                                  150               4,706
MedQuest Inc.*                                           50               1,975
MiniMed, Inc.*                                           50               5,238
NCS Healthcare, Inc. Class A*                           100               2,375
Ocular Sciences, Inc.*                                   50               1,338
Omnicare Inc.                                           100               3,475
Province Healthcare Co.*                                 50               1,794
Renal Care Group, Inc.*                                 100               2,881
Sepracor Inc.*                                           50               4,406
Serologicals Corp.*                                     150               4,500
Sunrise Assisted Living, Inc.*                          100               5,188
-------------------------------------------------------------------------------
                                                                      $  53,110
-------------------------------------------------------------------------------

Information Services -- 9.8%
-------------------------------------------------------------------------------
Acxiom Corp.*                                           200            $  6,200
Affiliated Computer Services, Inc.*                     100               4,500
BISYS Group, Inc.*                                       85               4,388
Cambridge Technologies, Inc.                            100               2,212
Cognos Inc.*                                            100               2,500
Eclipsys Corp.*                                         100               2,900
Great Plains Software, Inc.*                             50               2,412
IDX System Corp.*                                       100               4,400
Micrel Inc.*                                             60               3,300
Nova Corp. Georgia*                                     100               3,469
-------------------------------------------------------------------------------
                                                                       $ 36,281
-------------------------------------------------------------------------------

Insurance -- 2.7%
-------------------------------------------------------------------------------
Mercury General Corp.                                    70            $  3,067
Mutual Risk Management Ltd.                             100               3,913
Reinsurance Group of America, Inc.                       50               3,038
-------------------------------------------------------------------------------
                                                                       $ 10,018
-------------------------------------------------------------------------------

Investment Services -- 1.6%
-------------------------------------------------------------------------------
Centura Banks, Inc.                                      80            $  5,950
-------------------------------------------------------------------------------

Medical Products -- 1.8%
-------------------------------------------------------------------------------
Osteotech Inc.*                                          50            $  2,325
Respironics Inc.*                                       150               3,005
Steris Corp.*                                            50               1,422
-------------------------------------------------------------------------------
                                                                       $  6,752
-------------------------------------------------------------------------------

Metals -- Minerals -- 0.6%
-------------------------------------------------------------------------------
Stillwater Mining Co.*                                   50            $  2,050
-------------------------------------------------------------------------------

Oil and Gas -- Exploration and Production -- 2.3%
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas*                              200            $  2,850
Nuevo Energy Co.*                                       200               2,300
Newfield Exploration Co.*                               110               2,296
Vintage Petroleum, Inc.*                                125               1,078
-------------------------------------------------------------------------------
                                                                       $  8,524
-------------------------------------------------------------------------------

Publishing -- 1.9%
-------------------------------------------------------------------------------
Central Newspapers, Inc. Class A                        100            $  7,144
-------------------------------------------------------------------------------

Restaurants -- 0.3%
-------------------------------------------------------------------------------
Sonic Corp.*                                             50            $  1,244
-------------------------------------------------------------------------------

Retail -- Food and Drug -- 1.4%
-------------------------------------------------------------------------------
Papa John's International, Inc.*                        120              $5,295
-------------------------------------------------------------------------------

Retail -- Specialty and Apparel -- 4.9%
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.*                         50            $  3,331
Bed Bath & Beyond, Inc.*                                200               6,825
Ethan Allen Interiors, Inc.                              50               2,050
The Men's Wearhouse, Inc.*                              112               3,556
O'Reilly Automotive, Inc.*                               50               2,362
-------------------------------------------------------------------------------
                                                                       $ 18,124
-------------------------------------------------------------------------------

Semiconductor Equipment -- 1.4%
-------------------------------------------------------------------------------
PRI Automation, Inc.*                                   200            $  5,200
-------------------------------------------------------------------------------

Transportation -- 0.8%
-------------------------------------------------------------------------------
Swift Transportation, Inc.*                             100            $  2,803
-------------------------------------------------------------------------------

Total Common Stocks
  (identified cost, $245,380)                                          $326,699
-------------------------------------------------------------------------------

Other assets, less liabilities -- 11.3%                                $ 41,748
-------------------------------------------------------------------------------

Total Net Assets -- 100%                                               $368,447
-------------------------------------------------------------------------------
* Non-income producing



See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS


Statement of Assets and Liabilities

As of December 31, 1998

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $245,380)                                          $326,699
Cash                                                                     13,384
Receivable for investments sold                                           4,974
Dividends receivable                                                         75
Receivable from investment adviser                                       27,080
Deferred organization expense                                               848
-------------------------------------------------------------------------------
Total assets                                                           $373,060
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for investments purchased                                      $  2,966
Accrued expenses                                                          1,647
-------------------------------------------------------------------------------
Total liabilities                                                      $  4,613
-------------------------------------------------------------------------------
Net Assets for 29,607 shares of
  beneficial interest outstanding                                      $368,447
-------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------
Paid-in capital                                                        $302,820
Unrealized appreciation of investments
  (computed on the basis of identified cost)                             81,319
Accumulated net realized loss on investments
  (computed on the basis of identified cost)                            (15,692)
-------------------------------------------------------------------------------
Total net assets                                                       $368,447
-------------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share
-------------------------------------------------------------------------------
($368,447 [DIV] 29,607 shares of
  beneficial interest outstanding)                                     $  12.44
-------------------------------------------------------------------------------

Computation of Offering Price
-------------------------------------------------------------------------------
Maximum offering price per share (100 [DIV] 94.25 of $12.44)           $  13.20
-------------------------------------------------------------------------------



Statement of Operations

For the Year Ended
December 31, 1998

Investment Income
-------------------------------------------------------------------------------
Income --
  Dividends                                                            $    815
-------------------------------------------------------------------------------
Total investment income                                                $    815
-------------------------------------------------------------------------------
Expenses --
  Investment adviser fee                                               $  2,439
  Legal and accounting services                                          12,256
  Printing and postage                                                    4,649
  Custodian fees                                                          7,613
  Transfer and dividend disbursing agent fees                               742
  Amortization of organization expenses                                     521
  Service fees                                                              736
  Registration                                                            1,034
  Miscellaneous                                                           2,316
-------------------------------------------------------------------------------
Total expenses                                                         $ 32,306
-------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee                                  $  2,439
  Reduction of custodian fee                                                411
  Allocation of expenses to the investment adviser                       29,456
-------------------------------------------------------------------------------
Total expense reductions                                               $ 32,306
-------------------------------------------------------------------------------

Net expenses                                                                  0
-------------------------------------------------------------------------------

Net investment income                                                  $    815
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized loss on investments (identified cost basis) --            $(13,361)
-------------------------------------------------------------------------------
Change in unrealized appreciation of investments                       $ 61,105
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                        $ 47,744
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $ 48,559
-------------------------------------------------------------------------------



See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D


Statements of Changes in Net Assets

Increase (Decrease)                                      Year Ended              Year Ended
in Net Assets                                            December 31, 1998       December 31, 1997
--------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                           $    815                $    475
  Net realized gain (loss) on investments                          (13,361)                 26,340
  Net change in unrealized appreciation of investments              61,105                  20,214
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                        $ 48,559                $ 47,029
--------------------------------------------------------------------------------------------------
Distribution to shareholders --
  From net investment income                                      $   (887)               $     --
  From net realized gain                                                --                 (26,340)
  In excess of net realized gain                                        --                  (2,807)
--------------------------------------------------------------------------------------------------
Total distributions to shareholders                               $   (887)               $(29,147)
--------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest  --
  Proceeds from sale of shares                                    $ 19,989                $203,611
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                                             253                   7,986
  Cost of shares redeemed                                           (6,078)                (22,868)
--------------------------------------------------------------------------------------------------
Increase in net assets from
  Fund share transactions                                         $ 14,164                $188,729
--------------------------------------------------------------------------------------------------
Net increase in net assets                                        $ 61,836                $206,611
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
At beginning of period                                            $306,611                $100,000
--------------------------------------------------------------------------------------------------
At end of period                                                  $368,447                $306,611
--------------------------------------------------------------------------------------------------


See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D


Financial Highlights

                                                                            Year Ended December 31,
-----------------------------------------------------------------------------------------------------
                                                                           1998(2)             1997
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                  $10.830             $10.000
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income                                                   $ 0.028             $ 0.017
Net realized and unrealized gain                                          1.612               1.871
-----------------------------------------------------------------------------------------------------
Total income from operations                                            $ 1.640             $ 1.888
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
  From net investment income                                            $(0.030)            $    --
  From net realized gain                                                     --              (0.956)
  In excess of net realized gain                                             --              (0.102)
-----------------------------------------------------------------------------------------------------

Total distributions                                                     $(0.030)            $(1.058)
-----------------------------------------------------------------------------------------------------

Net asset value -- End of period                                        $12.440             $10.830
-----------------------------------------------------------------------------------------------------

Total Return(1)                                                           15.16%              19.26%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data *
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                 $   368             $   307
Ratios (As a percentage of average net assets)
  Expenses                                                                 0.13%               0.18%
  Expenses after custodian fee reduction                                   0.00%               0.00%
  Net investment income                                                    0.25%               0.18%
Portfolio Turnover                                                          122%                  2%
-----------------------------------------------------------------------------------------------------
*   For the years ended December 31, 1997 and 1998, the
    operating expenses of the Fund reflect a waiver of the investment adviser fee and an allocation and preliminary allocation of expenses to the investment adviser, respectively. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                          $  (1.30)           $  (0.90)
-----------------------------------------------------------------------------------------------------
Ratios (As a percentage of average net assets):
  Expenses                                                                 9.93%              10.31%
  Expenses after custodian fee reduction                                   9.81%              10.13%
  Net investment loss                                                     (9.56)%             (9.95)%

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Certain per share amounts are based on average shares outstanding.


See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
-----------------------------------------------------------------------------
EV Traditional Emerging Growth Fund (the "Fund" ) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A   Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $13,331 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2006.

D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2  Distributions to Shareholders
-----------------------------------------------------------------------------
It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
-----------------------------------------------------------------------------
The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                Year Ended             Year Ended
                                                         December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------------------------
Sales                                                                1,831                 29,657
Issued to shareholders electing to receive
  payment of distribution in Fund shares                                22                    763
Redemptions                                                           (558)                (2,108)
--------------------------------------------------------------------------------------------------
Net increase                                                         1,295                 28,312
--------------------------------------------------------------------------------------------------

4  Investment Adviser Fee and
   Other Transactions with Affiliates
-----------------------------------------------------------------------------
Eaton Vance Management (EVM) earns an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1998, the effective annual rate, based on average daily net assets, was 0.75%. EVM voluntarily waived the entire investment adviser fee for the period and also assumed $29,456 of additional Fund expenses.

Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organization.

Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no fees have been deferred.

5  Service Plan
-----------------------------------------------------------------------------
The Trustees of the Fund adopted a Service Plan designed to meet the requirement of Rule 12b-1 under the Investment Company Act of 1940 and service fee requirements of the sales charge rule of the National Association of Securities Dealers Inc. The Service Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the year ended December 31, 1998, the Fund paid or accrued $736 under the Plan.

6  Investment Transactions
-----------------------------------------------------------------------------
Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $369,412 and $394,046 respectively.

7  Federal Income Tax Basis of Investments
-----------------------------------------------------------------------------
The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $    247,741
-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $     85,417
Gross unrealized depreciation                                           (6,459)
-----------------------------------------------------------------------------
Net unrealized appreciation                                       $     78,958
-----------------------------------------------------------------------------


EV Traditional Emerging Growth Fund as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT

To the Trustees and Shareholders
of EV Traditional Emerging Growth Fund:
------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of EV Traditional Emerging Growth Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                       PricewaterhouseCoopers LLP
                                       Boston, Massachusetts
                                       February 5th, 1999



EV Traditional Emerging Growth Fund as of December 31, 1998

INVESTMENT MANAGEMENT

EV Traditional Emerging Growth Fund

Officers

James B. Hawkes
President and Trustee

Michael B. Terry
Vice President

Edward E. Smiley, Jr.
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Emeritus
Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Investment Adviser and
Administrator of EV Traditional
Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109


EV Traditional Emerging Growth Fund
24 Federal Street
Boston, MA 02110


------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
------------------------------------------------------------------------------

T-EGSRC-2/99